Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT
BY CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Wes S. McDonald, Chief Financial Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
This Annual Report on Form 10-K of the Company for the annual period ended February 2, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 22, 2013	/s/ Wesley S. McDonald
Wesley S. McDonald
Senior Executive Vice President and Chief Financial Officer
(Principal Financial and Chief Accounting Officer)